Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with Amendment No. 1 to the Annual Report on Form 40-F of Rogers Communications Inc., a corporation organized under the laws of British Columbia (the “Company”) for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 15, 2005	/s/ Edward S. Rogers
Edward S. Rogers
President and Chief Executive Officer

Dated: July 15, 2005	/s/ Alan D. Horn
Alan D. Horn
Vice President, Finance and Chief Financial Officer

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